SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 28, 2000





                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                      0-29709             23-3028464
-------------------------------       -----------------     ----------------
(State or other jurisdiction of         (SEC File No.)       (IRS Employer
incorporation)                                            Identification Number)



 271 Main Street, Harleysville, Pennsylvania                 19438
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      (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code: (215) 256-8828
                                                    --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
---------------------

         On August 28, 2000, the Registrant announced its plan to extend it's repurchase of 5%, or 113,037 shares of its outstanding common stock. The Registrant announced that the repurchase program would be achieved through open market transactions, subject to the availability of stock, market conditions, the trading price of the stock, and the Registrant's financial performance.

         For further details, reference is made to the Press Release dated August 28, 2000, which is attached hereto as Exhibit 99 and which is incorporated herein by reference in its entirety.

Exhibit 99 -- Press Release, dated August 28, 2000, concerning the stock ----------- repurchase extension.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     HARLEYSVILLE SAVINGS FINANCIAL CORPORATION



Date:  August 29, 2000               By:    /s/ Brendan J. McGill
                                           -------------------------------------
                                           Brendan J. McGill
                                           Senior Vice President,
                                           Treasurer and Chief Financial Officer